SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): February 10, 2006


                       Nano Superlattice Technology, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      000-50177                                            95-4735252
(Commission File Number)                       (IRS Employer Identification No.)

No. 666, Jhensing Rd., Gueishan Township, Taoyuan County 333, Taiwan, R.O.C.
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: 011-86-3-3498677


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On February 10, 2006, Nano Superlattice Technology, Inc. (the "Company") engaged Simon & Edward, LLP ("Simon") to serve as its new principal independent accountants for its financial statements for the year ended December 31, 2005. The decision to engage Simon as the Company's principal independent accountants was approved by the Company's Board of Directors. During the two most recent fiscal years and in the subsequent interim period prior to February 10, 2006, the Company did not consult with Simon regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by Simon that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     None.

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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NANO SUPERLATTICE TECHNOLOGY, INC.


                                    By /s/ Alice Hwang
                                      ------------------------------------------
                                    Name:  Alice Hwang
                                    Title: Chief Executive Officer and President


Dated: February 15, 2006

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